Project	City	Total Units	HIT Investment	TDC
Care-Age Nursing Home	Brookfield	110	$5,208,200	$5,729,020
Heritage Place	Brookfield	90	$4,718,884	$5,190,772
Realife Cooperative of Eau Claire	Eau Claire	37	$2,770,000	$3,700,000
Laurel Oaks	Glendale	156	$8,492,000	$9,341,200
Laurel Oaks II	Glendale	55	$2,696,400	$2,966,040
Concord	Greendale	144	$7,421,200	$8,163,320
Fordem Towers	Madison	108	$4,676,000	$5,143,600
The Couture	Milwaukee	322	$104,745,000	$159,255,248
The Moderne	Milwaukee	203	$42,357,800	$56,700,000
Westmoreland Manor	Waukesha	16	$501,800	$551,980

TOTAL		1,241	$183,587,284	$256,741,180

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this handout may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

November 2022